EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CBRL Group, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended January 27, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Woodhouse, Chairman, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: March 3, 2006	By:	/S/ Michael A. Woodhouse
	Name:	Michael A. Woodhouse
	Title:	Chairman, President and Chief Executive Officer